TAXATION - Aggregate Amount and Per Share Effect of the Preferential Tax Rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
TAXATION
Aggregate effect	¥ 141,631	¥ 163,146	¥ 154,182
Basic net income per share effect (in CNY per share)	¥ 2.11	¥ 2.51	¥ 2.51
Diluted net income per share effect (in CNY per share)	¥ 2.08	¥ 2.45	¥ 2.44